Supplement Dated April 29, 2024
To The Prospectus Dated May 1, 2000 For

Capital Select
Individual Flexible Premium Variable and Fixed Life Insurance Policy

Issued Through
Jackson VFL Variable Life Separate Account
Formerly Valley Forge Life Insurance Company Variable Life Separate Account

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

To The Prospectus Dated May 1, 2001 For
Dimension Four – Dimension Five
Flexible Premium Variable and Fixed Life Insurance Policy
and Flexible Premium Variable and Fixed Last To Die Life
Insurance Policy

Dimension One
Flexible Premium Variable Life Insurance Policy

Dimension Two – Dimension Three
Modified Single Premium Variable and Fixed Life Insurance Policy
and Modified Single Premium Variable and Fixed Last To Die Life Insurance Policy

Issued Through
Jackson VFL Variable Life Separate Account
Formerly Valley Forge Life Insurance Company Variable Life Separate Account

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

This supplement updates the above-referenced prospectuses for Contracts formerly issued by Reassure America Life Insurance Company (“REASSURE”). Please read it and keep it together with your prospectus for future reference.

The Boards of Directors of American Century Variable Portfolios, Inc., and American Century Variable Portfolios II, Inc., unanimously voted on December 6, 2023 and December 20, 2023, respectively, to approve an Agreement and Plan of Reorganization (the "Agreement"), which was subsequently approved by shareholders, providing for the following fund substitutions, effective April 26, 2024:

Acquired Funds	Acquiring Funds
VP Balanced Fund	LVIP American Century Balanced Fund
VP Capital Appreciation Fund	LVIP American Century Capital Appreciation Fund
VP Disciplined Core Value Fund	LVIP American Century Disciplined Core Value Fund
VP International Fund	LVIP American Century International Fund
VP Large Company Value Fund	LVIP American Century Large Company Value Fund
VP Mid Cap Value Fund	LVIP American Century Mid Cap Value Fund
VP Ultra Fund	LVIP American Century Ultra Fund
VP Value Fund	LVIP American Century Value Fund

VPS00054 04/24

Upon effectiveness of the fund substitutions, any Class I shares, Class II shares, and/or Class Y share you currently own of the applicable Acquired Fund(s) will be exchanged for the same value of Class II shares, Service Class shares, and Standard Class shares, respectively, of the of corresponding Acquiring Fund.

American Century Investment Management Inc. ("ACIM") will serve as the sub-adviser to each Acquiring Fund, and Lincoln Financial Investments Corporation ("LFI") will serve as the investment adviser to each Acquiring Fund. Each Acquiring Fund has the same investment objective, and substantially identical principal investment strategies and principal risks as its corresponding Acquired Fund. As such the fund substitutions generally should not change the risk/reward profile for Acquired Fund stakeholders.

Currently, ACIM receives a unified management fee based on the daily net assets of each class of shares of the Acquired Funds. Upon effectiveness of the fund substitutions, the Acquiring Funds will have a traditional fee structure, where the Acquiring Funds will be charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Although the Acquiring Funds will not use the unified management fee, the total expense ratio, net of any applicable waiver, for each Acquiring Fund will be equal to or lower than the total expense ratio, net of any applicable waiver, of its corresponding Acquired Fund.

If you have any questions about the fund substitutions, please contact our Service Center at 1-800-827-2621.

VPS00054 04/24